UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 18, 2017

TSR, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-8656	13-2635899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Oser Avenue, Suite 150, Hauppauge, NY	11788
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 231-0333

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01 Other Events.

On May 18, 2017, the Board of Directors of TSR, Inc. (“TSR” or the “Company”) received a letter from Zeff Capital L.P. (“Zeff Capital”) in which Zeff Capital expressed an interest in reaching an agreement with TSR on Zeff Capital’s acquisition of all of TSR’s outstanding shares of common stock for $6.15 per share in cash, which represents a premium of approximately 27% over the closing price of TSR’s common stock on May 17, 2017. Zeff Capital currently owns 140,627 shares of TSR’s common stock, which represent approximately 7.2% of TSR’s issued and outstanding common stock. On May 18, 2017, Zeff Capital and its affiliated entities filed an amended Schedule 13D with the Securities and Exchange Commission in which Zeff Capital disclosed its interest in acquiring all of TSR’s outstanding common stock, and a copy of Zeff Capital’s letter dated May 17, 2017 to the Board of Directors of TSR is filed as Exhibit 99.2 to Zeff Capital’s amended Schedule 13D. A copy of Zeff Capital’s letter is also filed herewith as Exhibit 99.2. Zeff Capital’s proposal and the proposed consideration of $6.15 per share as stated in the letter are not legally binding and are conditioned upon completion of satisfactory due diligence, completion of a financing plan, and negotiation of mutually acceptable definitive agreements, among other conditions.

The Company has provided a copy of Zeff Capital’s letter dated May 17, 2017 to the members of its Board of Directors for review.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release re: TSR Receives Offer to Acquire Outstanding Shares of TSR Common Stock

99.2	Letter dated May 17, 2017 from Zeff Capital L.P. to the Board of Directors of TSR

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSR, INC.
(Registrant)

By:	/s/ John G. Sharkey
John G. Sharkey
Vice President-Finance, Controller and Secretary

Date: May 19, 2017

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release re: TSR Receives Offer to Acquire Outstanding Shares of TSR Common Stock

99.2	Letter dated May 17, 2017 from Zeff Capital L.P. to the Board of Directors of TSR

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